                          NOTICE OF GUARANTEED DELIVERY

                             SCG HOLDING CORPORATION
                  AND SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC
                             OFFER TO EXCHANGE THEIR
                     12% SENIOR SUBORDINATED NOTES DUE 2009,
             WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                     12% SENIOR SUBORDINATED NOTES DUE 2009

                  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of SCG Holding Corporation and Semiconductor Components Industries, LLC (together, the "Issuers") made pursuant to the Prospectus, dated [ ], 2000 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuers prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Such form may be delivered by mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the expiration date of the Exchange Offer. Capitalized terms not defined herein are defined in the Letter of Transmittal.

        DELIVERY TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

          BY MAIL:                             BY OVERNIGHT MAIL OR COURIER:

 Corporate Trust Department                       Corporate Trust Window,
        P.O. Box 778                         2 Avenue de Lafayette, Fifth Floor
Boston, Massachusetts 02102                     Boston, Massachusetts 02111
ATTENTION: Mackenzie Elijah                     ATTENTION: Mackenzie Elijah


        BY HAND IN NEW YORK                           BY HAND IN BOSTON
BETWEEN [      ] A.M. AND 5:00 P.M.:        BETWEEN [      ] A.M. AND 5:00 P.M.:

           61 Broadway                             Corporate Trust Window,
            15th Floor                        2 Avenue de Lafayette, Fifth Floor
      Corporate Trust Window                     Boston, Massachusetts 02111
        New York, NY 10006                       ATTENTION: Mackenzie Elijah

                              FOR INFORMATION CALL:
                                 (617) 662-1525

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



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

Ladies and Gentlemen:

                  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedure" section of the Prospectus.





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




Principal Amount of Old Notes                 Name(s) of Record Holders(s):
Tendered:



$
------------------------------------          ----------------------------------
Certificate Nos. (if available):
                                              ----------------------------------
                                              Address(es):


------------------------------------

------------------------------------
                                              ----------------------------------

                                              ----------------------------------
If Old Notes will be delivered by book-       Area Code and Telephone Number(s):
entry transfer to The Depositary Trust
Company, provide account number.
                                              ----------------------------------
                                              Signature(s):

Account
Number
       ------------------------------
                                              ----------------------------------

                                              ----------------------------------

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.





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





                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             ---------------------------      ----------------------------------
                                              (Authorized Signature)


Address:
         -------------------------------

----------------------------------------


Area Code and
Telephone Number:
                  ----------------------
                                              Title:
                                                    ----------------------------
                                              Name:
                                                    ----------------------------
                                              Date:
                                                    ----------------------------





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